DEAR SHAREHOLDER:

We are pleased to enclose the annual report on the operations of ND Insured Income Fund, Inc. for the year ended December 31, 1996. The bond portfolio and related financial statements are presented within for your review.

Bond prices began the year with a slight upward bias and then declined in the February-March-April time frame. Federal Reserve monetary policy became less accommodative in response to the growth picture in the American economy. Bond prices then moved higher during the second half of 1996, except for late December, when a correction took place.

Shares in the Fund decreased during the period from $9.51 to $9.24. During part of the year the Fund utilized a partial hedge to maintain share price stability. Futures contracts in U.S. Treasury Bonds were employed. Hedging provided share price stability as interest rates increased and bond prices declined.

The adviser has invested primarily in corporate utility bonds which were either pre-insured at the time of purchase or which have been covered by portfolio insurance since their purchase. Reasonable income and preservation of capital remain as the chief objectives of the Fund.


We invite your personal calls and visits.

                                    Sincerely,


                                    Robert E. Walstad
                                    President

SCHEDULE OF INVESTMENTS   December 31, 1996


                                                              (UNAUDITED)
NAME OF ISSUER                                                  RATINGS
                                                    --------------------------------
Percentages represent the market value of each       INV'M'T                  STD. &    COUPON                PRINCIPAL     MARKET
investment category to total net assets              ADVRS.     MOODY'S       POOR'S     RATE     MATURITY     AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES  (74.55%)
 Cleveland Electric Illum. Co. (FSA Insured)           AAA        Aaa          AAA       9.000%   03/01/17   $   46,000  $    45,299
 Commonwealth Edison Co. (FSA Insured)                 AAA        Aaa          AAA       9.500    05/01/16       99,000       97,713
 Commonwealth Edison Co. (FSA Insured)                 AAA        Aaa          AAA       9.125    05/01/16       34,000       33,481
 Consolidated Edison  (MBIA)                           AAA        Aaa          AAA       7.500    06/15/23      300,000      305,736
 Dayton Power & Light Co. (FGIC Insured)               AAA        Aa3          AA-       8.150    01/15/26       95,000       99,546
 Dayton Power & Light Co. (FGIC Insured)               AAA        Aa3          AA-       7.875    02/15/24      125,000      128,335
 Detroit Edison Co. (AMBAC Insured)                    AAA        Aaa          AAA       7.740    06/01/18      130,000      131,071
 Duke Power Co. (FGIC Insured)                         AAA        Aa           AA-       8.375    12/01/21       40,000       41,140
 Duke Power Co. (FGIC Insured)                         AAA        Aa           AA-       6.750    08/01/25       80,000       72,570
 *Mississippi Power & Light Co. (FSA Insured)          AAA        Aaa          AAA       8.500    01/15/23      265,000      268,909
 Pacific Gas & Electric Co. (MBIA Insured)             AAA        Aaa          AAA       7.250    08/01/26      125,000      124,386
 Public Service Elec. & Gas Co. (FGIC Insured)         AAA        A3            A-       8.500    06/01/22       93,000       97,014
 Southern California Edison Co. (FGIC Insured)         AAA         A            A+       7.250    03/01/26      100,000       95,882
 Texas Utilities Electric Co. (AMBAC Insured)          AAA        Aaa          AAA       8.500    08/01/24       47,000       49,375
 *U.S. West Communications                             AA         Aa3           A+       8.875    06/01/31      250,000      270,188
 Virginia Electric & Power Co. (MBIA Insured)          AAA        Aaa          AAA       7.250    02/01/23      150,000      149,292
                                                                                                                        ------------
  TOTAL CORPORATE BONDS AND NOTES (COST: $2,041,317)                                                                     $ 2,009,937
                                                                                                                        ------------

U.S.GOVERNMENT AGENCIES (15.06%)
 Tennessee Valley Authority Bonds                      AAA        Aaa          AAA       8.625%   11/15/29   $  180,000  $   193,882
 Tennessee Valley Authority Bonds                      AAA        Aaa           NR       7.750    12/15/22      100,000      102,226
 Tennessee Valley Authority Bonds                      AAA        Aaa           NR       7.625    09/01/22      110,000      109,799
                                                                                                                        ------------
  TOTAL U.S. GOVERNMENT AGENCIES (COST: $406,633)                                                                        $   405,907
                                                                                                                        ------------
TAXABLE MUNICIPAL BONDS (1.86%)
 *Westmoreland County, PA (AMBAC Insured)              AAA        Aaa          AAA       7.500%   05/15/13   $   50,000  $    50,123
                                                                                                                        ------------
  TOTAL TAXABLE MUNICIPAL BONDS (COST: $50,000)                                                                          $    50,123
                                                                                                                        ------------
SHORT-TERM SECURITIES (7.51%)
Goldman Sachs Institutional Liquid Assets Treasury Instruments Portfolio (COST: $202,425)                                $   202,425
                                                                                                                        ------------

TOTAL INVESTMENTS IN SECURITIES (COST: $2,700,375)                                                                       $ 2,668,392
                                                                                                                        ============

*Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS December 31, 1996

STATEMENT OF ASSETS AND LIABILITIES December 31, 1996
-----------------------------------------------------

ASSETS
  Investment in securities, at value (cost: $2,700,375)      $  2,668,392
  Accrued dividends receivable                                        498
  Accrued interest receivable                                      42,986
  Variation margin on futures                                      11,296
                                                             ------------

   Total Assets                                              $  2,723,172
                                                             ------------

LIABILITIES
  Bank overdraft                                             $     10,183
  Dividends payable                                                14,858
  Accrued expenses                                                  2,115
                                                             ------------

   Total Liabilities                                         $     27,156
                                                             ------------

NET ASSETS                                                   $  2,696,016
                                                             ============

   Net asset value per share, 291,865 shares outstanding     $       9.24
                                                             ============


STATEMENT OF OPERATIONS  for the year ended December 31, 1996
-------------------------------------------------------------


INVESTMENT INCOME
  Interest                                                  $    200,631
  Dividends                                                        5,356
                                                           -------------
   Total Investment Income                                  $    205,987
                                                           -------------

EXPENSES
  Investment advisory fees                                  $     16,938
  Custodian fees                                                     585
  Transfer agent fees                                              4,434
  Accounting service fees                                         25,394
  Audit and legal fees                                             4,050
  Insurance                                                        3,975
  Directors fees                                                   1,351
  Printing and postage                                             6,868
  License, fees, and registrations                                 1,508
  Amortization of organization costs                                 875
                                                           -------------
   Total expenses                                           $     65,978
  Less expenses waived  or absorbed
  by the Fund's manager                                           40,723
                                                           -------------
   Total Net Expenses                                       $     25,255
                                                           -------------

NET INVESTMENT INCOME                                       $    180,732
                                                           -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES
  Net realized gain (loss) from:
  Investment transactions                                   $     (2,068)
  Futures transactions                                            67,086
  Net change in unrealized appreciation (depreciation) of:
  Investments                                                   (148,320)
  Futures                                                         (2,003)
                                                           --------------
  Net Realized And Unrealized Gain (Loss) On Investments
  And Futures                                               $    (85,305)
                                                           --------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                   $     95,427
                                                           ==============


The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS December 31, 1996


STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1996 and 1995
----------------------------------------------

                                                                                 For the Year Ended      For the Year Ended
                                                                                 December 31, 1996       December 31,1995
                                                                               ----------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                                                         $           180,732      $          205,024
  Net realized gain (loss) on investment and futures transactions                            65,018                (116,476)
  Net unrealized appreciation (depreciation) on investments and futures                    (150,323)                394,006
                                                                               ----------------------------------------------
      Net Increase (Decrease) in Net Assets Resulting From Operations           $            95,427      $          482,554
                                                                               ----------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income                                          $          (180,732)     $         (205,024)
  Distributions from net realized gain on investment and futures transactions                     0                       0
                                                                               ----------------------------------------------
      Total Dividends and Distributions                                         $          (180,732)     $         (205,024)
                                                                               ----------------------------------------------

CAPITAL SHARE TRANSACTIONS
  Proceeds from sale of shares                                                  $            73,819      $          209,568
  Proceeds from reinvested dividends                                                        119,801                 190,630
  Cost of shares redeemed                                                                  (424,389)               (483,527)
                                                                               ----------------------------------------------
      Net Increase (Decrease) in Net Assets Resulting
      From Capital Share Transactions                                           $          (230,769)     $          (83,329)
                                                                               ----------------------------------------------


TOTAL INCREASE (DECREASE) IN NET ASSETS                                         $          (316,074)     $          194,201

NET ASSETS, BEGINNING OF PERIOD                                                           3,012,090               2,817,889
                                                                              ----------------------------------------------
NET ASSETS, END OF PERIOD                                                      $          2,696,016      $        3,012,090
                                                                              ==============================================

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS December 31, 1996


Note 1.  ORGANIZATION

         ND Insured Income Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund incorporated under the laws of the State of North Dakota on November 27, 1990 and commenced operations on March 19, 1991. The Fund's objective is to provide as high a level of current income as is consistent with prudent investment management, preservation of capital, and ready marketability of its portfolio. The Fund will seek to achieve this objective by investing primarily in a portfolio of debt securities, including U.S. Government securities and insured corporate bonds.

         Shares of the Fund are offered at net asset value plus a maximum sales charge of 4.5% of the offering price.

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         INVESTMENT SECURITY VALUATION - Investments in securities traded on national securities exchanges are valued at the last reported sales price at the close of each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the portfolio management team. The Fund follows industry practice and records security transactions on the trade date.

         FEDERAL AND STATE INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and any net realized gain on investments, to its shareholders. Therefore, no provision for income taxes is required.

         DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

         INVESTMENT INCOME - Dividend income is recognized on the ex-dividend date and interest income is recognized daily on an accrual basis. Premiums and discounts on securities purchased are amortized using the effective interest method over the life of the respective securities, unless callable, in which case they are amortized to the earliest call date.

          FUTURES CONTRACTS - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of securities the Fund owns or expects to purchase.

          A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. Government securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index, and are recorded for financial reporting purposes as unrealized gains or losses by the fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.


          Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

          USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3.   SHARE TRANSACTIONS

          As of December 31, 1996, there were 200,000,000 shares of $.001 par value authorized; 291,865 and 316,842 were outstanding at December 31, 1996 and December 31, 1995, respectively.

          Transactions in capital shares were as follows:

                                                              Shares                          Amount
                                                              ------                          ------
                                                      For The         For The         For The         For The
                                                     Year Ended      Year Ended      Year Ended      Year Ended
                                                   Dec. 31, 1996   Dec. 31, 1995   Dec. 31, 1996   Dec. 31, 1995
                                                 -----------------------------------------------------------------
Shares sold                                            8,164          22,961        $      73,819  $      209,568
Shares issued on reinvestment of  dividends           13,030          21,438              119,801         190,630
Shares redeemed                                      (46,171)        (52,837)            (424,389)       (483,527)
                                                 -----------------------------------------------------------------
Net increase (decrease)                              (24,977)         (8,438)       $    (230,769) $      (83,329)
                                                 =================================================================

Note 4.   INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

          ND Money Management, Inc., the Fund's investment adviser, ND Capital, Inc., the Fund's underwriter, and ND Resources, Inc., the Fund's transfer and accounting services agent, are subsidiaries of ND Holdings, Inc., the Fund's sponsor.

          The Fund has engaged ND Money Management, Inc., to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.60% of the Fund's average daily net assets. Total investment advisory fees incurred during the year ended December 31, 1996 were $14,031. Certain officers and directors of the Fund are also officers and directors of the investment adviser.

          As of December 31, 1996, the Fund owed ND Money Management $1,175 for investment advisory fees incurred but not paid, and owed ND Holdings, Inc. $940 for other expenses.

          ND Resources, Inc., (the transfer agent), provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund's first $10 million of net assets, 0.13% of the Fund's net assets on the next $15 million, 0.11% of the Fund's net assets on the next $15 million, 0.10% of the Fund's net assets on the next $10 million, and 0.09% of the Fund's net assets in excess of $50 million. The Fund has recognized $4,434 of transfer agency fees for the year ended December 31, 1996. ND Resources, Inc. also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million. The Fund has recognized $25,394 of accounting service fees for the year ended December 31, 1996.


Note 5.   INVESTMENT SECURITY TRANSACTIONS

          Proceeds from sale of investment securities (excluding short-term securities) aggregated $568,207, $736,420 and $297,549 for corporate bonds and notes, U.S. Government obligations and taxable municipal securities respectively, with cost of purchases totaling $739,471 and $563,765 for U.S. Government obligations and corporate bonds and notes for the year ended December 31, 1996.

Note 6.   CALCULATION OF PUBLIC OFFERING PRICE

          Using the net asset value of one share and the sales charge percentage, the maximum public offering price was determined as follows for an investment of less than $100,000 made on December 31, 1996:

                                       Divided by    Maximum
                         Net Asset   (1.00 - 0.045)   Public
                         Value of     For a 4.50%    Offering
                         One Share    Sales Charge    Price
                         ---------    ------------    -----
                           $9.24          .955        $9.68

          On sales of greater than $100,000, the sales charge is reduced on a sliding scale.

Note 7.   SPECIAL RISK CONSIDERATIONS

          The Fund is registered as a non-diversified investment company, and therefore will be able to invest a relatively high percentage of its assets in a limited number of issuers, thus making the Fund more susceptible to a single economic, political, or regulatory occurrence than a diversified company. The Fund also is exposed to a certain degree of market risk and liquidity risk in that as cash flow needs arise, investment securities may have to be sold under unfavorable market conditions.

          Under normal market conditions, at least 65% of the Fund's portfolio securities will be protected by insurance. The insurance policies guarantee only the timely payment of principal and interest on the insured securities. Market value, which may fluctuate due to changes in interest rates or factors affecting the credit of the issuer or the insurer, is not insured.

Note 8.   INVESTMENT IN SECURITIES

          At December 31, 1996, the aggregate cost of securities for federal income tax purposes was $2,700,375, and the net unrealized depreciation of investments based on the cost was $31,983, which was comprised of $27,056 aggregate gross unrealized appreciation and $59,039 aggregate gross unrealized depreciation.

FINANCIAL HIGHLIGHTS Selected per share data and ratios for the period indicated
--------------------------------------------------------------------------------

                                             For The Year      For The Year      For The Year      For The Year      For The Year
                                                Ended             Ended             Ended             Ended             Ended
                                             December 31,      December 31,      December 31,      December 31,      December 31,
                                                1996              1995              1994              1993              1992
                                          ------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING  OF PERIOD             $    9.51         $    8.66         $    9.62         $    9.68         $    9.69
                                          ------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                           $     .59          $    .62         $     .64         $     .68         $     .73
  Net realized and unrealized gain (loss)
  on investments and futures transactions              (.27)              .85              (.70)             (.01)             (.01)

                                          ------------------------------------------------------------------------------------------
    Total From Investment Operations              $     .32          $   1.47         $    (.06)        $     .67         $     .72
                                          ------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:
  Dividends from net investment income            $    (.59)         $   (.62)        $    (.64)        $    (.68)        $    (.73)
  Distributions from net realized gains                 .00               .00              (.26)             (.05)              .00
                                          ------------------------------------------------------------------------------------------
    Total Distributions                           $    (.59)         $   (.62)        $    (.90)        $    (.73)        $    (.73)
                                          ------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                    $    9.24          $   9.51         $    8.66         $    9.62         $    9.68
                                          ==========================================================================================

TOTAL RETURN                                       3.65%(A)          17.53%(A)        (.58)%(A)          6.86%(A)           7.78%(A)


RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)           $2,696             $3,012           $2,818            $2,445             $1,839
  Ratio of net expenses (after expense
  assumption) to average net assets                0.90%(B)           0.76%(B)         0.65%(B)          0.85%(B)           1.31%(B)
  Ratio of net investment income to
  average net assets                               6.47%              6.85%            7.02%             7.11%              7.56%
  Portfolio turnover rate                         49.27%              0.00%(C)        14.55%           102.00%             58.00%

(A)  Excludes maximum sales charge of 4.5%.
(B) During the periods indicated above, ND Holdings, Inc. assumed expenses of $40,723, $18,573, $23,697, $35,570, and $32,228, respectively. If the expenses had not been assumed, the annualized ratios of total expenses to average net assets would have been 2.36%, 1.38%, 1.53%, 2.52%, and 3.40%, respectively.
(C)  No investment securities were purchased during the period

GRAPH APPEARS HERE

 Comparison of change in value of $10,000 investment in ND Insured Income Fund and Lehman Bros. Corporate Bond Index (Unaudited)

             ND Insured Income        ND Insured Income           Lehman Bros
             Fund w/o sales charge    Fund w/ max sales charge    Corporate Bond Index
             -------------------------------------------------------------------------
3/19/1991    $10,000                  $ 9,550                     $10,000
1991         $10,510                  $10,276                     $11,507
1992         $11,514                  $11,112                     $12,506
1993         $12,414                  $11,856                     $14,028
1994         $12,342                  $11,787                     $13,477
1995         $14,506                  $13,854                     $16,474
1996         $15,036                  $14,359                     $17,016